NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	CounterPath Solutions, Inc. (the "Company")

100 West Pender Street, 8th Floor

Vancouver, British Columbia, Canada V6B 1R8

PURCHASE OF CONVERTIBLE NOTES AND WARRANTS

1.	Subscription

1.1                            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase convertible notes, in the form attached hereto as Exhibit A (the "Notes"), in the aggregate principal amount of US$2,000,000, and share purchase warrants, in the form attached hereto as Exhibit B (the "Warrants"), (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$2,000,000 (the "Subscription Proceeds").

1.2                            The Warrants entitle the holder thereof to purchase up to an aggregate of 2,500,000 shares of the Company's common stock (each, a "Warrant Share") at a price per Warrant Share of US$0.80 for a period of two (2) years commencing on the date of the issuance of the Warrants. The Notes are convertible into shares of the Company's common stock (the "Conversion Shares"). The Notes, the Warrants, the Warrant Shares and the Conversion Shares are collectively referred to as the "Securities".

1.3                            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Securities to the Subscriber.

1.4                            Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.	Payment

2.1                            The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company's lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

2.2                            The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3                            Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	Documents Required from Subscriber
3.1	The Subscriber must complete, sign and return to the Company the following documents:
(a)	two (2) executed copies of this Subscription Agreement; and
(b)	an Accredited Investor Questionnaire in the form attached as Exhibit C.

3.2                            The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4.	Closing

4.1                            Closing of the offering of the Securities (the "Closing") shall occur on or before November 30, 2005, or on such other date as may be determined by the Company (the "Closing Date").

5.	Acknowledgements of Subscriber
5.1	The Subscriber acknowledges and agrees that:
(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(c)	the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;
(d)

the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation;

(e)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(g)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently the common shares of the Company are quoted for trading on the National Association of Securities Dealers Inc.'s OTC Bulletin Board (the "OTCBB");

(j)

the Company will refuse to register any transfer of the Shares or the Warrant Shares not made in accordance with the provisions of Regulation D, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(k)

the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
	(ii)	applicable resale restrictions; and
(l)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell any of the Shares or Warrant Shares under the Securities Act (British Columbia) (the "B.C. Act") and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission (the "BCSC");

(m)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Shares and Warrants and, as a consequence of acquiring the Shares and Warrants pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British

Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;
(o)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;
(p)	there is no government or other insurance covering any of the Securities;
(q)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber

6.1                            The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(d)	the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;
(e)

the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(f)

the Subscriber is acquiring the Securities as principal for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(g)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;
(h)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(i)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(j)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(k)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(m)	by completing the Questionnaire, the Subscriber is representing and warranting that it is an "accredited investor" as that term is defined in Regulation D of the 1933 Act;
(n)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(o)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(p)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(q)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(r)	no person has made to the Subscriber any written or oral representations:
	(i)	that any person will resell or repurchase any of the Securities;
	(ii)	that any person will refund the purchase price of any of the Securities;
	(iii)	as to the future price or value of any of the Securities; or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTCBB.

6.2                            In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7.	Representations and Warranties will be Relied Upon by the Company

7.1                            The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	Resale Restrictions

8.1                            The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act of the securities laws of any state of the United States. None of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

9.	Acknowledgement and Waiver

9.1                            The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

10.	Legending and Registration of Subject Securities

10.1                          The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

10.2                          The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.	British Columbia Resale Restriction

11.1                          The Subscriber acknowledges that the Conversion Shares and the Warrant Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

11.2                          Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, a subsequent trade in the Conversion Shares or Warrant Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the "Canadian Legend").

11.3                          By executing and delivering this Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

11.4                          As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in any of the Conversion Shares or the Warrant Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

12.	Costs

12.1                          The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

13.	Governing Law
13.1	This Subscription Agreement is governed by the laws of the Province of British Columbia.
14.	Currency

14.1                          Any reference to currency is to the currency of the United States of America unless otherwise indicated.

15.	Survival

15.1                          This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.	Assignment
16.1	This Subscription Agreement is not transferable or assignable.
17.	Severability

17.1                          The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18.	Entire Agreement

18.1                          Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19.	Notices

19.1                          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at 100 West Pender Street, 8th Floor, Vancouver, British Columbia, Canada V6B 1R8.

20.

Counterparts and Electronic Means

20.1                          This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

KMB Trac Two Holdings Ltd.
(Name of Subscriber – Please type or print)
/s/ Karen M. Bruk
(Signature and, if applicable, Office)
1200 Waterfront Centre, 300 Burrard St., PO Box 48600
(Address of Subscriber)
Vancouver, BC V7X 1T2
(City, State or Province, Postal Code of Subscriber)
Canada
(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Notes and the Warrants is hereby accepted by CounterPath Solutions, Inc.

DATED at Vancouver, British Columbia, the 22nd day of November 2005.

COUNTERPATH SOLUTIONS, INC.

Per:	/s/ Mark Bruk
Authorized Signatory

EXHIBIT A

FORM OF DEBENTURE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by the Subscriber who has indicated an interest in purchasing Securities of CounterPath Solutions, Inc. (the "Company"). The purpose of this Questionnaire is to assure the Company that the Subscriber will meet the standards imposed by the United States Securities Act of 1933 (the "1933 Act") and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of an exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

X               Category 1An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

____Category 2A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

____Category 3A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____Category 4A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

____Category 5A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

____	Category 6	A director or executive officer of the Company;

____Category 7A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

____Category 8An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the Subscriber claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 21st day of November, 2005.

If a Corporation, Partnership or Other Entity:	If an Individual:
KMB Trac Two Holdings Ltd. Print or Type Name of Entity /s/ Karen M. Bruk Signature of Authorized Signatory Corporation Type of Entity	__________________________________ Signature __________________________________ Print or Type Name